UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

Centrus Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center

6903 Rockledge Drive

Bethesda, MD 20817

(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 11, 2015, Centrus Energy Corp. (the “Company”) issued a press release announcing that Oak Ridge National Laboratory will extend the Company’s contract for advanced uranium enrichment centrifuge research at a reduced level.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Copies of the fact sheets referenced in the press release are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address the Company’s expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could” or “may” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For the Company, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in the Company’s forward-looking statements include risks related to the dependency on government funding or other government support for the American Centrifuge project from Congressional appropriations, including for the Company’s contract discussed in this Current Report on Form 8-K, or on actions by DOE or Congress; changes in U.S. government priorities and the availability of government support for the American Centrifuge project; uncertainty regarding the Company’s ability to commercially deploy the American Centrifuge project; uncertainty regarding the timing and structure of the U.S. government program for maintaining a domestic enrichment capability to meet national security requirements and the Company’s role in such a program; the impact of actions the Company has taken or might take in the future to reduce spending on the American Centrifuge project, including the potential loss of key suppliers and employees and impacts to cost, schedule and the ability to remobilize for commercial deployment of the American Centrifuge Plant; the impact of nuclear fuel market conditions and other factors on the economic viability of the American Centrifuge project without additional government support and on the Company’s ability to finance the American Centrifuge project and the potential for a further demobilization or termination of the American Centrifuge project; risks related to the costs associated with the reduction in workforce and the further demobilization of the American Centrifuge project; uncertainty regarding the Company’s ability to achieve targeted performance over the life of the American Centrifuge Plant which could affect the overall economics of the American Centrifuge Plant; risks related to the Company’s significant long-term liabilities including material unfunded defined benefit pension plan obligations and postretirement health and life benefit obligations; risk that the matters discussed in this Current Report on Form 8-K may have other impacts on the Company’s business, liquidity, prospects, pension assets and insurance facilities; and other risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website www.centrusenergy.com. The Company does not undertake to update its forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 11, 2015.

99.2	Fact Sheet: U.S. Advanced Centrifuge Research: Current Program and Impact on Funding Reductions.

99.3	Fact Sheet: National Security Importance of U.S. Enrichment Capability.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.
September 14, 2015	By:	/s/ Dennis J. Scott
Dennis J. Scott
Deputy General Counsel, Director, Corporate Compliance & Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 11, 2015.

99.2	Fact Sheet: U.S. Advanced Centrifuge Research: Current Program and Impact on Funding Reductions.

99.3	Fact Sheet: National Security Importance of U.S. Enrichment Capability.